Exhibit 10.10

Exhibit A

Amendment To The

Management Agreement

MALIBU BOATS, LLC

FIRST AMENDMENT AND WAIVER TO MANAGEMENT AGREEMENT

This FIRST AMENDMENT AND WAIVER TO MANAGEMENT AGREEMENT (this “Amendment”) is effective as of September 29, 2009 (the “Amendment Effective Date”), and entered into by and between Malibu Boats, LLC, a Delaware limited liability company (the “Company”), and Malibu Boats Investor, LLC, a Delaware limited liability company (formerly known as Malibu Investor, LLC, the “Parent”), and is made with reference to the Management Agreement dated as of August 7, 2006 (the “Management Agreement”), by and between Company and Parent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Management Agreement.

RECITALS

WHEREAS, the Company is the borrower under that certain Credit Agreement dated as of August 7, 2006 (the “Credit Agreement”) by and among Company, Malibu Boats Holdings, LLC, a Delaware limited liability company (“Holdings”), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the lenders (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent and collateral agent (the “Agent”), and the other signatories parties thereto;

WHEREAS, the Company is in default under the Credit Agreement and desires to enter into an Amendment No. 1 and Waiver to the Credit Agreement (the “Credit Agreement Amendment”) in order to remedy the defaults, among other things; and

WHEREAS, the Agent and Required Lenders have required as a condition precedent to the effectiveness of the Credit Agreement Amendment that the Company amend the Management Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO MANAGEMENT AGREEMENT

A. Amendment to Section 2: Payments of Fees and Expenses. Section 2 of the Management Agreement is hereby amended by the following:

(i)	clause (c) is deleted in its entirety; and

(ii)	clause (d) is renumbered as clause (c).

B. Amendment to Section 3: Term and Termination. Section 3(c) of the Management Agreement is hereby amended by the following:

(i)	clause (ii) is deleted in its entirety; and

(ii)	clause (iii) is renumbered as clause (ii).

Section 2.	WAIVERS

A. Subject to the terms and conditions set forth herein, the Parent hereby waives any and all accrued and unpaid obligations of the Company owed under Section 2(c) of the Management Agreement prior to the Amendment Effective Date.

B. Without limiting the generality of the provisions of Section 5(c) of the Management Agreement, the waivers set forth above shall be limited precisely as written, in each case in the manner and to the extent described above, and nothing in this Amendment shall be deemed to constitute a waiver with respect to any other Section of the Management Agreement in any other instance, or any other term, provision or condition of the Management Agreement or any other instrument or agreement referred to therein.

Section 3.	MISCELLANEOUS

A. All other terms of the Management Agreement hereby remain in full force and effect except as specifically modified by this Amendment.

B. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

D. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Company:

MALIBU BOATS, LLC

By:	/s/ Paras Mehta
Name:	Paras Mehta
Title:	Secretary

Parent:

MALIBU BOATS INVESTOR, LLC

By:	/s/ Michael Hooks
Name:	Michael Hooks
Title:	Authorized Officer

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